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                                                                 Exhibit 10.2




         OHIO CASUALTY CORPORATION 2006 OFFICER LONG-TERM INCENTIVE AWARD
               SCHEDULE OF POTENTIAL PAYOUTS FOR PERFORMANCE PERIOD BEGINNING JANUARY 1, 2006 THROUGH DECEMBER 31, 2008

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                                           THRESHOLD     TARGET        MAXIMUM
JOB TITLE                                    VALUE        VALUE         VALUE
Dan R. Carmichael, President
and Chief Executive Officer                $393,750    $1,575,000    $3,543,750
Ralph S. Michael III, President
& Chief Operating Officer                  $114,647    $  458,587    $1,031,821
Michael A. Winner, Executive Vice
President and Chief Financial Officer $ 54,838 $ 219,350 $ 493,538 Debra K. Crane, Senior Vice President,
General Counsel and Secretary              $ 36,430    $  145,720    $  327,870
Paul J. Gerard, Senior Vice
President, Investments                     $ 29,042    $  116,167    $  261,376
Lynn C. Schoel, Senior Vice
President, Human Resources                 $ 23,337    $   93,349    $  210,035
Keith A. Cheesman, Vice President
and Controller                             $ 16,207    $   64,826    $  145,859

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